UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2020

Mallinckrodt plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Lotus Park, The Causeway, Staines-Upon-Thames
Surrey TW18 3AG, United Kingdom
(Address of principal executive offices)

+44 017 8463 6700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares, par value $0.20 per share	MNK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Each of the items listed below was submitted to a vote of shareholders at the 2020 Annual General Meeting on May 13, 2020 and is described in more detail in Mallinckrodt’s definitive proxy statement for the 2020 Annual General Meeting filed by the Company with the Securities and Exchange Commission on April 2, 2020, as supplemented on April 21, 2022 (together, the “Proxy Statement”). The final results for each of the matters submitted to a vote of shareholders are as follows:
Proposal 1. To elect nine directors to hold office until the Company’s next Annual General Meeting of Shareholders:

Nominees		For	Against	Abstain	Broker Non-Votes
(a)	J. Martin Carroll	20,559,422	3,257,082	517,156	36,699,384
(b)	Paul R. Carter	20,990,676	2,719,586	623,398	36,699,384
(c)	David Y. Norton	19,672,677	4,037,897	623,086	36,699,384
(d)	Carlos V. Paya, M.D.	22,302,496	1,510,801	520,362	36,699,384
(e)	JoAnn A. Reed	22,128,397	1,584,316	620,948	36,699,384
(f)	Angus C. Russell	20,239,631	3,659,477	434,553	36,699,384
(g)	Mark C. Trudeau	19,736,948	4,210,899	385,813	36,699,384
(h)	Anne C. Whitaker	21,267,249	2,564,760	501,651	36,699,384
(i)	Kneeland C. Youngblood, M.D.	22,207,479	1,602,365	523,816	36,699,384
Each of the foregoing nominees was elected to hold office until the Company’s next Annual General Meeting of Shareholders.
Proposal 2. To approve in a non-binding vote, the re-appointment of Deloitte & Touche LLP as the independent auditors of the Company and to authorize, in a binding vote, the Audit Committee of the Board of Directors to set the auditors’ remuneration:

For:	Against:	Abstain:	Broker Non-Votes:
57,388,362	3,139,913	504,770	—
Proposal 3. To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers described in the Proxy Statement:

For:	Against:	Abstain:	Broker Non-Votes:
9,003,128	14,940,928	389,585	36,699,384

Proposal 4. To approve, on an advisory basis, the frequency of future advisory votes on executive compensation:

1 Year:	2 Years:	3 Years:	Abstain:	Broker Non-Votes:
22,844,487	326,886	715,998	446,291	36,699,384
In light of the results of the advisory vote, our Board determined to continue holding an advisory vote on the compensation of the Company’s named executive officers annually.

Proposal 5. To approve the authority of the Board to issue shares:

For:	Against:	Abstain:	Broker Non-Votes:
44,700,704	10,116,419	591,434	—

Proposal 6. To authorize the Company and/or any subsidiary of the Company to make market purchases or overseas market purchases of Company shares:

For:	Against:	Abstain:	Broker Non-Votes:
52,865,844	2,053,523	489,192	—

Proposal 7. To approve, via special resolution, the change of name of the Company:

For:	Against:	Abstain:	Broker Non-Votes:
58,167,920	2,142,951	722,172	—

Proposal 8. To approve, via special resolution, the waiver of pre-emption rights:

For:	Against:	Abstain:	Broker Non-Votes:
50,068,002	3,769,176	1,571,381	—

Proposal 9. To authorize, via special resolution, the price range at which the Company can re-allot shares that it holds as treasury shares:

For:	Against:	Abstain:	Broker Non-Votes:
49,090,545	5,195,284	1,122,727	—

Proposal 10. To elect David R. Carlucci as a director to hold office until the Company’s next Annual General Meeting of Shareholders:

For:	Against:	Abstain:	Broker Non-Votes:
17,401,449	1,787,580	392,022	36,699,384

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC
(registrant)

Date:	May 14, 2020	By:	/s/ Stephanie D. Miller
Stephanie D. Miller
Vice President, Corporate Secretary & General Counsel, International